UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 13, 2014

PINNACLE FOODS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35844	35-2215019
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Jefferson Road, Parsippany, New Jersey 07054

(Address of Principal Executive Offices) (Zip Code)

973-541-6620

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth below under Item 2.01 of this Current Report on Form 8-K (this “current report”) is incorporated by reference into this Item 1.01.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On November 14, 2014, Pinnacle Foods Inc. (the “Company”) completed the acquisition of Garden Protein International Inc., a Canadian corporation (“Garden Protein”), in accordance with the securities purchase agreement (the “Securities Purchase Agreement”) between the Company and Garden Protein, dated as of November 13, 2014. Pursuant to the terms of the Securities Purchase Agreement, the Company acquired (the “Acquisition”) the Garden Protein operations through the purchase of all of the issued and outstanding shares of Garden Protein for a purchase price of CAD$175.0 million, subject to certain post-closing adjustments based on the amount of working capital of Garden Protein at closing. The Company funded the Acquisition and related fees and expenses with cash on hand and $40 million of borrowings under its $150 million revolving credit facility established pursuant to the terms of the Company’s credit agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on April 30, 2013. The Company expects to pay down the borrowings under the terms of its revolving credit facility by year end.

The Securities Purchase Agreement contains customary representations, warranties, covenants and indemnification provisions.

The foregoing description of the Securities Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Securities Purchase Agreement, a copy of which is attached as Exhibit 2.1 to this current report and is incorporated herein by reference.

The Securities Purchase Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the parties to the agreement or the Garden Protein business. The Securities Purchase Agreement contains representations and warranties that the parties thereto made solely for the benefit of each other. The assertions embodied in such representations and warranties are qualified by information contained in confidential disclosure schedules that the parties exchanged in connection with signing the Securities Purchase Agreement. In addition, these representations and warranties (i) may be intended not as statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate, (ii) may apply materiality standards different from what may be viewed as material to investors and securityholders, and (iii) were made only as of the date of the Securities Purchase Agreement or as of such other date or dates as may be specified in the Securities Purchase Agreement. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Securities Purchase Agreement, which subsequent information may or may not be fully reflected in Pinnacle Foods’ public disclosures. Investors and securityholders are urged not to rely on such representations and warranties as characterizations of the actual state of facts or circumstances at this time or any other time.

Item 7.01 Regulation FD Disclosure.

On November 14, 2014, the Company issued a press release announcing the execution of the Securities Purchase Agreement, a copy of which is furnished as Exhibit 99.1 to this current report. The information in this Item 7.01 and Exhibit 99.1 to this current report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K may contain statements that predict or forecast future events or results, depend on future events for their accuracy or otherwise contain “forward-looking information.” The words “estimates,” “expects,” “contemplates,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts,” “may,” “should,” and variations of such words or similar expressions are intended to identify forward-looking statements. These statements are made based on management’s current expectations and beliefs concerning future events and various assumptions and are not guarantees of future performance. Actual results may differ materially as a result of various factors, some of which are beyond our control, including but not limited to: general economic and business conditions, deterioration of the credit and capital markets, industry trends, our substantial leverage and changes in our leverage, interest rate changes, changes in our ownership structure, competition, the loss of any of our major customers or suppliers, changes in demand for our products, changes in distribution channels or competitive conditions in the markets where we operate, costs of integrating acquisitions, loss of our intellectual property rights, fluctuations in price and supply of raw materials, seasonality, our reliance on co-packers to meet our manufacturing needs, availability of qualified personnel, changes in the cost of compliance with laws and regulations, including environmental laws and regulations, and the other risks and uncertainties detailed in our Form 10-K filed with the Securities and Exchange Commission on March 6, 2014 and subsequent reports filed with the Securities and Exchange Commission. There may be other factors that may cause our actual results to differ materially from the forward-looking statements. We assume no obligation to update the information contained in the announcement, except as required by applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

2.1	Securities Purchase Agreement, dated as of November 13, 2014, between Pinnacle Foods Inc. and Garden Protein International Inc. In accordance with the instructions to Item 601(b)(2) of Regulation S-K, the schedules and exhibits to the Securities Purchase Agreement are not filed herewith. The Securities Purchase Agreement identifies such schedules and exhibits, including the general nature of their content. Pinnacle Foods undertakes to provide such schedules and exhibits to the SEC upon request.

99.1	Press release issued by Pinnacle Foods Inc., dated November 14, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE FOODS INC.

By:	/s/ Craig Steeneck
	Name:	Craig Steeneck
	Title:	Executive Vice President and Chief Financial Officer

Date: November 14, 2014

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

2.1	Securities Purchase Agreement, dated as of November 13, 2014, between Pinnacle Foods Inc. and Garden Protein International Inc. In accordance with the instructions to Item 601(b)(2) of Regulation S-K, the schedules and exhibits to the Securities Purchase Agreement are not filed herewith. The Securities Purchase Agreement identifies such schedules and exhibits, including the general nature of their content. Pinnacle Foods undertakes to provide such schedules and exhibits to the SEC upon request.

99.1	Press release issued by Pinnacle Foods Inc., dated November 14, 2014.

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